UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): September 19, 2011

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01.              Other Events.

On September 19, 2011 and as described more fully in the Company’s press release filed as Exhibit 99.1 hereto, the Company reported that, effective immediately, Kenneth W. Wilson has been named the President and Chief Operating Officer of Southern Prosthetic Supply, Inc., a subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

(99.1)                         Press Release of Hanger Orthopedic Group, Inc. issued on September 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated: September 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

(99.1)	Press Release of Hanger Orthopedic Group, Inc. issued on September 19, 2011.